UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

ROCKET LAB CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 15, 2026, Rocket Lab Corporation (the “Company” or “Rocket Lab”) issued a press release announcing certain updates related to the financing of its previously announced pending acquisition of Iridium Communications Inc. (“Iridium”). A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01 and Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2026, Rocket Lab entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 28, 2026, with Iridium, Ion Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Rocket Lab (“Merger Sub I”), and Ion Merger Sub II, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Rocket Lab (“Merger Sub II”). Pursuant to the Merger Agreement, subject to the terms and conditions thereof, Merger Sub I will merge with and into Iridium (the “First Merger”), with Iridium continuing as the surviving corporation and an indirect wholly owned subsidiary of Rocket Lab, and following the First Merger, the surviving corporation in the First Merger will merge with and into Merger Sub II (together with the First Merger, the “Transaction”), with Merger Sub II continuing as the surviving entity.

Iridium Credit Agreement Amendment

Iridium is a party to that certain Amended and Restated Credit Agreement, dated as of September 20, 2023 (as amended, supplemented or otherwise modified, the “Existing Iridium Credit Agreement”), among Iridium Holdings LLC, a Delaware limited liability company (“Holdings”), solely with respect to Section 10.12 thereof, Iridium, Iridium Satellite LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time and Deutsche Bank AG New York Branch, as the Administrative Agent (the “Administrative Agent”) and the Collateral Agent.

On September 15, 2026, Holdings, Iridium, the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders on the signature pages thereto (constituting at least the Required Lenders as defined in the Existing Iridium Credit Agreement, the “Consenting Lenders”) entered into a Consent and Amendment No. 4 (“Consent and Amendment No. 4”) to the Existing Iridium Credit Agreement (as so amended, the “Amended Iridium Credit Agreement”) to, among other things, (i) provide that the Transaction will not constitute a Change of Control (as defined in the Amended Iridium Credit Agreement) under the Amended Iridium Credit Agreement, (ii) provide that the requisite lenders under the Existing Iridium Credit Agreement expressly consent to the Transaction, (iii) provide for a downstream guarantee of the obligations under the Amended Iridium Credit Agreement by Rocket Lab USA, Inc., the Company’s primary operating subsidiary, upon the closing of the Transaction, and (iv) make certain other amendments to account for the Transaction, which other amendments shall only take effect upon the consummation of the Transaction (and subject to the occurrence thereof). The other amendments, solely from and after the closing of the Transaction (and subject to the occurrence thereof): (i) increase the interest rate applicable to the term loans outstanding under the Existing Iridium Credit Agreement to a per annum rate of (a) SOFR plus an interest rate margin that ranges from 2.50% to 3.00% or (b) base rate plus an interest rate margin that ranges from 1.50% to 2.00%, in each case, based on the Company’s credit ratings, (ii) provide for an exit fee, which applies after the first anniversary of the closing of the Transaction, in an amount equal to 1.00% of term loans prepaid and (iii) provide for a prepayment premium, applicable only in the case of a repricing transaction (and in any event, not in the case of a change of control or transformative transaction), in an amount equal to 1.00% of term loans subject to such repricing transaction.

As a result of Consent and Amendment No. 4, the Transaction will not constitute a change of control under the Amended Iridium Credit Agreement and the term loans outstanding under the Amended Iridium Credit Agreement will be permitted to remain outstanding after closing of the Transaction.

Termination of Bridge Debt Commitment

In connection with the Merger Agreement and as previously disclosed, on June 28, 2026, Rocket Lab entered into a commitment letter, as well as related fee letters, with Deutsche Bank Securities Inc., Wells Fargo Bank, National Association, Deutsche Bank AG New York Branch, and Wells Fargo Securities, LLC, pursuant to which Deutsche Bank AG New York Branch and Wells Fargo Bank, National Association have committed to provide, subject to the terms and conditions thereof, a 364-day senior secured bridge term loan facility in an aggregate principal amount of $3.6 billion (the “Bridge Debt Commitment”).

Pursuant to the terms of the commitment letter, the Bridge Debt Commitment was reduced automatically by a combination of net proceeds received by Rocket Lab from equity offered under Rocket Lab’s previously announced replacement equity distribution agreement, dated August 13, 2026, with Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Deutsche Bank AG, London Branch and Wells Fargo Bank, National Association under which it may offer and sell shares of Rocket Lab’s common stock (the “Shares”) having an aggregate offering price of up to approximately $1.944 billion from time to time pursuant to an “at the market” program (the “ATM Program”) and the $1.775 billion of term loans available under the Amended Iridium Credit Agreement upon the consummation of the Transaction. The Bridge Debt Commitment was formally terminated in full on September 15, 2026 prior to the effectiveness of the Consent and Amendment No. 4. As of September 15, 2026, Rocket Lab had raised approximately $1.944 billion in gross proceeds, before commissions and expenses, through the sale of approximately 29.3 million Shares under the ATM Program.

The net proceeds raised to date under the ATM Program, together with the Amended Iridium Credit Agreement and other available cash and sources of funding available to Rocket Lab, will be sufficient to pay the anticipated cash payments required in connection with the completion of the Iridium Acquisition.

Additional Information and Where to Find It

This communication is being made in respect of a proposed transaction involving Rocket Lab Corporation (“Rocket Lab”) and Iridium Communications Inc. (“Iridium”). In connection with the proposed transaction, Rocket Lab has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes the proxy statement of Iridium that also constitutes a prospectus of Rocket Lab. On August 26, 2026, the Registration Statement was declared effective, Iridium filed the definitive proxy statement, and Rocket Lab filed the final prospectus. The definitive proxy statement/final prospectus was sent to the stockholders of Iridium beginning on or about August 26, 2026, seeking their approval of certain transaction-related proposals. This communication is not a substitute for the definitive proxy statement/final prospectus or any other documents which Rocket Lab or Iridium may file with the SEC in connection with the proposed transaction.

The definitive proxy statement/final prospectus and this communication are not offers to sell any securities, are not soliciting an offer to buy any securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

ROCKET LAB AND IRIDIUM URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS ROCKET LAB AND IRIDIUM FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain these materials free of charge (when they become available) at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Rocket Lab (when they become available) may be obtained free of charge on Rocket Lab’s website at https://investors.rocketlabcorp.com/financial-information/sec-filings or by contacting Rocket Lab’s Investor Relations Department at investors@rocketlabusa.com. Copies of documents filed with the SEC by Iridium (when they become available) may be obtained free of charge on Iridium’s website at https://investor.iridium.com/sec-filings or by contacting Iridium’s Investor Relations Department at investor.relations@iridium.com.

Participants in the Solicitation

Robert H. Niehaus, Louis M. Alterman, Thomas C. Canfield, Matthew J. Desch, Thomas J. Fitzpatrick, L. Anthony Frazier, Suzanne E. McBride, Eric T. Olson, Kay N. Sears, Monique S. Shivanandan and Jacqueline E. Yeaney, all of whom are members of Iridium’s board of directors, and Vincent J. O’Neill, Iridium’s chief financial officer, may be considered participants in Iridium’s solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026. Rocket Lab may also be deemed to be a participant in Iridium’s solicitation; information regarding Rocket Lab is included in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026. Copies of these documents may be obtained, free of charge, from the SEC or Iridium as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on Rocket Lab’s and Iridium’s current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Rocket Lab and Iridium, all of which are subject to change. In this context, forward-looking statements often address expected future events, including future business and financial performance and financial condition. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof, expectations regarding regulatory approvals, and intentions with respect to financing the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining stockholder and regulatory approvals and satisfying other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Iridium of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction on a timely basis or at all, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, the integration of the businesses of Rocket Lab and Iridium, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Rocket Lab’s and Iridium’s businesses; (iv) Rocket Lab’s and Iridium’s ability to implement their business strategies; (v) potential litigation relating to the proposed transaction that could be instituted against Rocket Lab, Iridium or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction will harm Rocket Lab’s or Iridium’s businesses, including current plans and operations, or will otherwise divert management time from ongoing business operations on transaction-related issues; (vii) the ability of Rocket Lab or Iridium to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) fluctuations in, and uncertainty as to the long-term value of, Rocket Lab or Iridium common stock (including as relating to the risk that any announcements related to the proposed transaction could have adverse effects on the market price of such stock); (x) legislative, regulatory and economic developments affecting Rocket Lab’s and Iridium’s businesses, including actions by government agencies and third parties; (xi) general economic and market developments and conditions, potential changes to international trade relations, geopolitical conflicts and effects from global pandemics, epidemics, or other public health crises; (xii) the evolving legal, regulatory and tax regimes under which Rocket Lab and Iridium operate; (xiii) restrictions during the pendency of the proposed transaction that may impact Rocket Lab’s or Iridium’s ability to pursue certain business opportunities or strategic transactions; (xiv) unexpected costs, charges or expenses resulting from the proposed transaction; (xv) risks that any debt or other financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; and (xvi) the other risks and uncertainties, as described in the periodic reports that Rocket Lab and Iridium file with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026 in connection with the proposed transaction. Neither Rocket Lab nor Iridium assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Forward-looking statements included in this communication are made as of the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Rocket Lab Corporation dated September 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	September 15, 2026	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer